Exhibit (a)(1)(H)

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Election Page (Step 1 of 4)

Make My Elections (Step 1 of 4) cont’d

Breakeven Calculator

Breakeven Calculator (cont’d)

Make My Elections (Step 2 of 4)

Submit Elections (Step 3 of 4)

Print Election Confirmation (Step 4 of 4)

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https://ziprealty.equitybenefits.com/
ZIP REALTY
Your home is where our heart is.
Option Exchange Program
Opens June 26th, 2009
Closes July 24th, 2009 at 9pm Pacific Time
Welcome to your Option Exchange Program website!
Please enter your login Id and Password.
If you have misplaced or did not receive your password, please send an email to zip@sos-team.com or click here to generate a new password.
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ZIP REALTY
Your home is where our heart is.
Option Exchange Program
Opens June 26th, 2009
Closes July 24th, 2009 at 9pm Pacific Time
To reset your account and/or generate a new temporary password, please enter your Login ID and answer all security questions below and submit. A temporary password will be sent to your email address. Once you enter the site with new password you will be able to customize a new password.
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Welcome Page


Welcome - Windows Internet Explorer
https://ziprealty.equitybenefits.com/WebSite/Screens/Welcome.aspx
Welcome
ZIP REALTY
Your home is where our heart is.
Option Exchange Program
Opens June 26th, 2009
Closes July 24th, 2009 at 9pm Pacific Time
Welcome: Demo User
Home Logout
Learn
Click on any of the links below to learn more.
Offer to Exchange
FAQs
Employee Presentation Materials
Schedule TO - Tender Offer Statement
The PDF documents above require Adobe Acrobat Reader. If necessary you can download it from Adobe Systems.
Make My Election
You have 29 days left to elect whether to keep your Eligible Options or exchange some or all of them for New Options as specified in the Offer to Exchange.
You have made an election on your options.
View/Change My Election
Print My Election Confirmation
Need Help?
Contact the stock plan services group at (408) 754-4630, or zip@sos-team.com, if you have questions about how to make an election. If you have questions about whether or not to make an election, please review the Offering Material and consult with your financial, legal and tax advisors.
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Election Page (Step 1 of 4)

ViewElect - Windows Internet Explorer

https://ziprealty.equitybenefits.com/WebSite/Screens/ViewElect.aspx

ZIP REALTY
Your home is where our heart is.

Option Exchange Program
Opens June 26th, 2009
Closes July 24th, 2009 at 9pm Pacific Time

Welcome: Demo User — Home Logout

Make My Elections (Step 1 of 4)

Indicate your decision to tender one or more of your Eligible Options identified below for exchange for New Options by selecting "Yes" choice in the Election column.

If you do not want to tender one or more of your Eligible Options for exchange, select "No" choice in the Election column for those particular options.

If you do not select "Yes" choice with respect to an Eligible Option, your election with respect to that option will default to "No". In that event, the Eligible Option will not be exchanged.

The term "option" is used both to refer to a "grant" and a "share subject to a grant". If you tender an Eligible Option, you must tender the entire Eligible Option (all of the outstanding/unexercised shares subject to the option); you may not tender only a portion of an Eligible Option. If you hold more than one Eligible Option, you may tender some or all of your Eligible Options.

Reminder

Before making your election, please ensure that you have reviewed and understand the documents that constitute this offer:

- Offer to Exchange
- FAQs
- Employee Presentation Materials
- Schedule TO – Tender Offer Statement

Breakeven Calculator

Eligible Option							New Option			
Grant Number	Type*	Grant Date	Expiration Date	Price ($)	Shares Outstanding	Vested Shares as of 7/1/09	Type	Shares	Shares Vested	Election
usertest1	ISO	09/13/07	09/12/17	$6.68	400	199	NQ	267	0	⦿ Yes ○ No
usertest2	ISO	12/11/07	12/10/17	$4.79	200	87	NQ	133	0	⦿ Yes ○ No
usertest3	ISO	03/11/08	03/10/18	$5.49	200	74	NQ	133	0	○ Yes ⦿ No
usertest4	ISO	05/21/08	05/20/18	$4.97	200	62	NQ	133	0	○ Yes ⦿ No

* Option type ISO/NQ reflects an option split between the incentive stock option and the nonqualified stock

Make My Elections (Step 1 of 4)cont'd

ViewElect - Windows Internet Explorer

https://ziprealty.equitybenefits.com/WebSite/Screens/ViewElect.aspx

New Options by selecting "Yes" choice in the Election column.

If you do not want to tender one or more of your Eligible Options for exchange, select "No" choice in the Election column for those particular options.

If you do not select "Yes" choice with respect to an Eligible Option, your election with respect to that option will default to "No". In that event, the Eligible Option will not be exchanged.

The term "option" is used both to refer to a "grant" and a "share subject to a grant". If you tender an Eligible Option, you must tender the entire Eligible Option (all of the outstanding/unexercised shares subject to the option); you may not tender only a portion of an Eligible Option. If you hold more than one Eligible Option, you may tender some or all of your Eligible Options.

Reminder

Before making your election, please ensure that you have reviewed and understand the documents that constitute this offer:

- Offer to Exchange
- FAQs
- Employee Presentation Materials
- Schedule TO – Tender Offer Statement

Breakeven Calculator

Eligible Option							New Option			
Grant Number	Type*	Grant Date	Expiration Date	Price ($)	Shares Outstanding	Vested Shares as of 7/1/09	Type	Shares	Shares Vested	Election
usertest1	ISO	09/13/07	09/12/17	$6.68	400	199	NQ	267	0	(•) Yes ( ) No
usertest2	ISO	12/11/07	12/10/17	$4.79	200	87	NQ	133	0	(•) Yes ( ) No
usertest3	ISO	03/11/08	03/10/18	$5.49	200	74	NQ	133	0	( ) Yes (•) No
usertest4	ISO	05/21/08	05/20/18	$4.97	200	62	NQ	133	0	( ) Yes (•) No

* Option type ISO/NQ reflects an option split between the incentive stock option and the nonqualified stock option because the original grant exceeded the $100,000 limit on incentive stock options. Shares outstanding reflect the total amount of the grant without regard to the split.

Cancel **Submit My Election**

Need Help?

Contact the stock plan services group at (408) 754-4630, or zip@sos-team.com, if you have questions about how to make an election. If you have questions about whether or not to make an election, please review the Offering Material and consult with your financial, legal and tax advisors.

Breakeven Calculator



Breakeven Calculator - Windows Internet Explorer

https://ziprealty.equitybenefits.com/WebSite/Screens/Calculator.aspx

Breakeven Calculator *

At What Stock Price Will the Value of My Eligible Option equal the Value of the New Option?

Step 1: Select Eligible Grant ID	admintest1
Exercise Price of Eligible Option	7.75
Number of Shares in Eligible Option	16000
Step 2: Enter Potential Exercise Price of New Option	
Click to Calculate Breakeven	Calculate
Exchange Ratio based on Eligible Grant ID selected in Step 1	
New Option Shares	
Breakeven	

Would you like to consider the potential value of your Eligible Options and New Option Shares at a future, hypothetical price?

Step 3: Enter Hypothetical Stock Price to Calculate Values	
Click to Calculate Values	Calculate
If you do not exchange, the future value of your Eligible Option Shares you currently hold at the price you entered in Step 3 would be	
If you do exchange, the future value of the New Option Shares at the price you entered in Step 3 would be	

Reset

* **Important Legal Notification**: The Breakeven Calculator is not a financial or tax planning tool and information received using the Breakeven Calculator does not constitute a recommendation as to whether or not to participate in the Offer. The simulations are hypothetical and do not reflect your personal tax or financial circumstances. You should consult your tax, financial and legal advisors for advice related to your specific situation. Additionally, in the Breakeven Calculator, ZipRealty makes no forecast or projection regarding the exercise price of New Options that will be granted in the Offer or as to the future market price of ZipRealty common shares, which may increase or decrease. You are

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Breakeven Calculator (cont'd)



Breakeven Calculator - Windows Internet Explorer

https://ziprealty.equitybenefits.com/WebSite/Screens/Calculator.aspx

Breakeven Calculator *

At What Stock Price Will the Value of My Eligible Option equal the Value of the New Option?

Step 1: Select Eligible Grant ID	admintest1
Exercise Price of Eligible Option	7.75
Number of Shares in Eligible Option	16000
Step 2: Enter Potential Exercise Price of New Option	
Click to Calculate Breakeven	Calculate
Exchange Ratio based on Eligible Grant ID selected in Step 1	
New Option Shares	
Breakeven	

Would you like to consider the potential value of your Eligible Options and New Option Shares at a future, hypothetical price?

Step 3: Enter Hypothetical Stock Price to Calculate Values	
Click to Calculate Values	Calculate
If you do not exchange, the future value of your Eligible Option Shares you currently hold at the price you entered in Step 3 would be	
If you do exchange, the future value of the New Option Shares at the price you entered in Step 3 would be	

Reset

*** Important Legal Notification:** The Breakeven Calculator is not a financial or tax planning tool and information received using the Breakeven Calculator does not constitute a recommendation as to whether or not to participate in the Offer. The simulations are hypothetical and do not reflect your personal tax or financial circumstances. You should consult your tax, financial and legal advisors for advice related to your specific situation. Additionally, in the Breakeven Calculator, ZipRealty makes no forecast or projection regarding the exercise price of New Options that will be granted in the Offer or as to the future market price of ZipRealty common shares, which may increase or decrease. You are responsible for verifying the accuracy of any information that you enter into the Breakeven Calculator.

Make My Elections (Step 2 of 4)

Confirmation - Windows Internet Explorer

https://ziprealty.equitybenefits.com/WebSite/Screens/Confirmation.aspx?Type=

ZIPREALTY
Your home is where our heart is.

Option Exchange Program
Opens June 26th, 2009
Closes July 24th, 2009 at 9pm Pacific Time

Welcome: Demo User — Home Logout

Make My Elections (Step 2 of 4)

You have made the following elections with respect to your Eligible Options:

Eligible Option							New Option			
Grant Number	Type*	Grant Date	Expiration Date	Price ($)	Shares Outstanding	Vested Shares as of 7/1/09	Type	Shares	Shares Vested	Election
usertest1	ISO	09/13/07	09/12/17	$6.68	400	199	NQ	267	0	(•) Yes ( ) No
usertest2	ISO	12/11/07	12/10/17	$4.79	200	87	NQ	133	0	(•) Yes ( ) No
usertest3	ISO	03/11/08	03/10/18	$5.49	200	74	NQ	133	0	( ) Yes (•) No
usertest4	ISO	05/21/08	05/20/18	$4.97	200	62	NQ	133	0	( ) Yes (•) No

* Option type ISO/NQ reflects an option split between the incentive stock option and the nonqualified stock option because the original grant exceeded the $100,000 limit on incentive stock options. Shares outstanding reflect the total amount of the grant without regard to the split.

Cancel | Continue

Need Help?

Contact the stock plan services group at (408) 754-4630, or zip@sos-team.com, if you have questions about how to make an election. If you have questions about whether or not to make an election, please review the Offering Material and consult with your financial, legal and tax advisors.

Submit Elections (Step 3 of 4)


Agreement - Windows Internet Explorer
https://ziprealty.equitybenefits.com/WebSite/Screens/Agreement.aspx
ZIP REALTY
Your home is where our heart is.
Option Exchange Program
Opens June 26th, 2009
Closes July 24th, 2009 at 9pm Pacific Time
Welcome: Demo User
Home Logout
Submit Elections (Step 3 of 4)
I acknowledge my election is subject to the terms, conditions and restrictions contained in the Offer to Exchange.
Email Address: WEBDEV@SOS-TEAM.COM
Employee ID: DEMOUSER
An e-mail will be sent to the e-mail address above confirming your election after you select the "I Agree" button below.
Cancel
I AGREE
Need Help?
Contact the stock plan services group at (408) 754-4630, or zip@sos-team.com, if you have questions about how to make an election. If you have questions about whether or not to make an election, please review the Offering Material and consult with your financial, legal and tax advisors.
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Print Election Confirmation (Step 4 of 4)

PrintConfirmation - Windows Internet Explorer

https://ziprealty.equitybenefits.com/WebSite/Screens/PrintConfirmation.aspx?Type=

ZIP REALTY
Your home is where our heart is.

Option Exchange Program
Opens June 26th, 2009
Closes July 24th, 2009 at 9pm Pacific Time

Welcome: Demo User   Home Logout

Print Election Confirmation (Step 4 of 4)

Your election has been recorded as follows:

Eligible Option							New Option			
Grant Number	Type*	Grant Date	Expiration Date	Price ($)	Shares Outstanding	Vested Shares as of 7/1/09	Type	Shares	Shares Vested	Election
usertest1	ISO	09/13/07	09/12/17	$6.68	400	199	NQ	267	0	Yes
usertest2	ISO	12/11/07	12/10/17	$4.79	200	87	NQ	133	0	Yes
usertest3	ISO	03/11/08	03/10/18	$5.49	200	74	NQ	133	0	No
usertest4	ISO	05/21/08	05/20/18	$4.97	200	62	NQ	133	0	No

* Option type ISO/NQ reflects an option split between the incentive stock option and the nonqualified stock option because the original grant exceeded the $100,000 limit on incentive stock options. Shares outstanding reflect the total amount of the grant without regard to the split.

PRINT A CONFIRMATION | LOGOUT | RETURN TO WELCOME PAGE

Printable Page:

ConfirmReportHTML - Windows Internet Explorer

https://ziprealty.equitybenefits.com/WebSite/Screens/ConfirmReportHTML.aspx

Home

Zip Realty Equity Option Exchange Program - Election Confirmation

Your election has been recorded as follows:

Name: Demo User
Employee ID: DEMOUSER
Date of Election: 06/25/2009 04:48:22 PM PDT

Eligible Option							New Option			
Grant Number	Type*	Grant Date	Expiration Date	Price ($)	Shares Outstanding	Vested Shares as of 7/1/09	Type	Shares	Shares Vested	Election
usertest1	ISO	09/13/07	09/12/17	$6.68	400	199	NQ	267	0	Yes
usertest2	ISO	12/11/07	12/10/17	$4.79	200	87	NQ	133	0	Yes
usertest3	ISO	03/11/08	03/10/18	$5.49	200	74	NQ	133	0	No
usertest4	ISO	05/21/08	05/20/18	$4.97	200	62	NQ	133	0	No

* Option type ISO/NQ reflects an option split between the incentive stock option and the nonqualified stock option because the original grant exceeded the $100,000 limit on incentive stock options. Shares outstanding reflect the total amount of the grant without regard to the split.

If you have submitted your election electronically, we strongly encourage you to print this page and keep it for your records.

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If employee does not click "Print A Confirmation"


PrintConfirmation - Windows Internet Explorer
https://ziprealty.equitybenefits.com/WebSite/Screens/PrintConfirmation.aspx?Type=
ZIP REALTY
Your home is where our heart is.
Option Exchange Program
Opens June 26th, 2009
Closes July 24th, 2009 at 9pm Pacific Time
Welcome: Demo User
Home Logout
Print Election Confirmation (Step 4 of 4)
Your election has been recorded as follows:
Eligible Option
New Option
VBScript: Confirm Print
Have you printed the Confirmation Page?
If you have not, select "NO" and then "Yes" on the next screen.
Then, print this page by either pressing CTRL+P on the keyboard or select the Print option from your browser"s File Menu.
Yes
No
PRINT A CONFIRMATION

If they click "no" on the previosus screen:


PrintConfirmation - Windows Internet Explorer
https://ziprealty.equitybenefits.com/WebSite/Screens/PrintConfirmation.aspx?Type=
ZIP REALTY
Your home is where our heart is.
Option Exchange Program
Opens June 26th, 2009
Closes July 24th, 2009 at 9pm Pacific Time
Welcome: Demo User
Home Logout
Print Election Confirmation (Step 4 of 4)
Your election has been recorded as follows:
Eligible Option
New Option
Grant Number
Type*
Grant Date
Expiration Date
usertest1 ISO 09/13/07 09/12/17
usertest2 ISO 12/11/07 12/10/17
usertest3 ISO 03/11/08 03/10/18
usertest4 ISO 05/21/08 05/20/18
VBScript: Confirm Print
We strongly recommend you Print a Confirmation before leaving this page.
To print this page press CTRL+P on the keyboard or select the Print Option from your browser's File Menu.
If you want to stay at this page click Yes. If you want to continue with your action click No.
Yes
No
PRINT A CONFIRMATION
LOGOUT
RETURN TO WELCOME PAGE
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Forgot Password Screen


Forgot Password - Windows Internet Explorer
https://ziprealty.equitybenefits.com/WebSite/Screens/ForgotPassword.aspx
Forgot Password
ZIP REALTY
Your home is where our heart is.
Option Exchange Program
Opens June 26th, 2009
Closes July 24th, 2009 at 9pm Pacific Time
To reset your account and/or generate a new temporary password, please enter your Login ID and answer all security questions below and submit. A temporary password will be sent to your email address. Once you enter the site with new password you will be able to customize a new password.
Enter Login ID
What city do you live in?
What state do you live in?
(Please spell out the full state name)
What is your work email address?
Submit
Return to Sign-in Page
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